                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                        Date of report: January 10, 2000

                    Capita Equipment Receivables Trust 1997-1

A New York                    Commission File                    I.R.S. Employer
Corporation                    No. 333-34793                      No. 13-7135550


                          c/o AT&T Capital Corporation
                     2 Gatehall Drive, Parsippany, NJ 07054
                         Telephone Number (973)606-3500

ITEM. 5  OTHER

CAPITA EQUIPMENT RECEIVABLES TRUST 1997-1
MONTHLY SERVICING REPORT
DETERMINATION DATE:                                 JANUARY 10, 2000          PAYMENT DATE: JANUARY 18, 2000
COLLECTION PERIOD:                                 DECEMBER 31, 1999


  I.  INFORMATION REGARDING THE CONTRACTS

      1.  CONTRACT POOL PRINCIPAL BALANCE
          a. Beginning of Collection Period                                $426,695,786
          b. End of Collection Period                                      $405,460,071
          c. Reduction for Collection Period                               $ 21,235,715

      2.  DELINQUENT SCHEDULED PAYMENTS
          a. Beginning of Collection Period                                $ 10,673,006
          b. End of Collection Period                                      $ 10,356,965

      3.  LIQUIDATED CONTRACTS
          a. Number of Liquidated Contracts                                         361
             with respect to Collection Period
          b. Required Payoff Amounts of Liquidated Contracts               $  2,062,835
          c. Total Reserve for Liquidation Expenses                        $    --
          d. Total Liquidation Proceeds Received                           $    327,374
          e. Liquidation Proceeds Allocated to Owner Trust                 $    306,300
          f. Liquidation Proceeds Allocated to Depositor                   $     21,074
          g. Current Realized Losses                                       $  1,756,535

      4.  PREPAID CONTRACTS
          a. Number of Prepaid Contracts with respect                               228
             to Collection Period
          b. Required Payoff Amounts of Prepaid Contracts                  $  1,289,030

      5.  PURCHASED CONTRACTS (BY TCC)
          a. Number of Contracts Purchased by TCC with                                0
             respect to Collection Period
          b. Required Payoff Amounts of Purchased Contracts                $    --

      6.  DELINQUENCY STATUS OF CONTRACTS (END OF COLLECTION PERIOD)

                            -------------------------------------------------------------------------------
                                                                                         % OF AGGREGATE
                               NUMBER OF           % OF           AGGREGATE REQUIRED     REQUIRED PAYOFF
                               CONTRACTS         CONTRACTS          PAYOFF AMOUNTS           AMOUNTS
                            -------------------------------------------------------------------------------
          a. Current            40,115            87.72%             $370,858,548             89.19%
          b. 31-60 days          2,610             5.71%             $ 23,519,522              5.66%
          c. 61-90 days          1,318             2.88%             $ 10,440,294              2.51%
          d. 91-120 days           779             1.70%             $  5,781,578              1.39%
          e. 120+ days             909             1.99%             $  5,217,095              1.25%
          f. Total              45,731           100.00%             $415,817,036            100.00%


      7.  HISTORICAL DELINQUENCY EXPERIENCE WITH RESPECT TO CONTRACTS

-------------------------------------------------------------------------------------------------------------------------------
                               % OF                       % OF                        % OF                        % OF
                            AGGREGATE                  AGGREGATE                   AGGREGATE                   AGGREGATE
                         REQUIRED PAYOFF            REQUIRED PAYOFF             REQUIRED PAYOFF             REQUIRED PAYOFF
                             AMOUNTS                    AMOUNTS                     AMOUNTS                     AMOUNTS
   COLLECTION
     PERIODS           31-60 DAYS PAST DUE        61-90 DAYS PAST DUE        91-120 DAYS PAST DUE         120+ DAYS PAST DUE
-------------------------------------------------------------------------------------------------------------------------------
    12/31/99                  5.66%                      2.51%                       1.39%                      1.25%
    11/30/99                  5.55%                      2.46%                       1.24%                      1.39%
    10/31/99                  5.24%                      2.77%                       1.17%                      1.45%
    09/30/99                  5.19%                      2.14%                       1.13%                      1.38%
    08/31/99                  4.43%                      2.01%                       1.19%                      1.22%
    07/31/99                  4.53%                      2.14%                       1.21%                      1.27%
    06/30/99                  5.01%                      2.02%                       1.19%                      1.31%
    05/31/99                  5.77%                      2.37%                       1.10%                      1.38%
    04/30/99                  5.01%                      2.11%                       0.86%                      1.09%
    03/31/99                  5.41%                      2.06%                       0.92%                      1.15%
    02/28/99                  5.60%                      2.08%                       1.15%                      1.24%
    01/31/99                  5.46%                      2.19%                       0.94%                      1.11%
    12/31/98                  5.26%                      1.86%                       0.90%                      0.93%
    11/30/98                  5.07%                      1.66%                       0.78%                      0.88%
    10/31/98                  3.93%                      1.32%                       0.66%                      0.98%
    09/30/98                  3.98%                      1.18%                       0.62%                      0.94%
    08/31/98                  3.34%                      1.23%                       0.53%                      0.60%
    07/31/98                  3.28%                      1.12%                       0.52%                      0.85%
    06/30/98                  2.76%                      1.14%                       0.58%                      0.81%
    05/31/98                  3.63%                      1.12%                       0.61%                      0.75%
    04/30/98                  3.46%                      1.03%                       0.63%                      0.69%
    03/31/98                  3.30%                      1.26%                       0.51%                      0.63%
    02/28/98                  6.09%                      1.42%                       0.59%                      0.52%
    01/31/98                  3.34%                      0.96%                       0.41%                      0.26%
    12/31//97                 3.17%                      0.86%                       0.36%                      0.01%
    11/30/97                  2.89%                      0.49%                       0.00%                      0.00%


       8.  HISTORICAL LOSS EXPERIENCE WITH RESPECT TO CONTRACTS

                                              ------------------------------------------------------------------------------------
                                               COLLECTION         3 COLLECTION        6 COLLECTION PERIODS       CUMULATIVE SINCE
                                                 PERIOD          PERIODS ENDING              ENDING                CUT-OFF DATE
                                               DECEMBER-99         DECEMBER-99             DECEMBER-99
                                              ------------------------------------------------------------------------------------
          a. Number of Liquidated Contracts       361                 1,106                   1,961                    6,639
          b. Number of Liquidated                0.477%               1.462%                  2.592%                   8.776%
             Contracts as a Percentage
             of Initial Contracts
          c. Required Payoff Amounts of         2,062,835           6,286,655              13,600,882               58,144,143
             Liquidated Contracts
          d. Liquidation Proceeds Allocated      306,300            2,305,167               2,976,096                8,952,522
             to Owner Trust
          e. Aggregate Current Realized         1,756,535           3,981,488              10,624,786               49,191,621
             Losses
          f. Aggregate Current Realized          0.153%               0.347%                  0.926%                   4.289%
             Losses as a Percentage of
             Cut-off Date Contract Pool
             Principal Balance

 II.  INFORMATION REGARDING THE SECURITIES

      1.  SUMMARY OF BALANCE INFORMATION

         -----------------------------------------------------------------------------------------------------------------------
                                                                 PRINCIPAL      CLASS FACTOR      PRINCIPAL      CLASS FACTOR
                                                               BALANCE AS OF       AS OF        BALANCE AS OF       AS OF
                                                                  JANUARY         JANUARY         DECEMBER         DECEMBER
                           CLASS               COUPON             18, 2000        18, 2000        15, 1999         15, 1999
                                                RATE            PAYMENT DATE    PAYMENT DATE    PAYMENT DATE     PAYMENT DATE
         -----------------------------------------------------------------------------------------------------------------------
      a. Class A-1 Notes                      5.790000%              $0           0.00000            $0            0.00000
      b. Class A-2 Notes                      6.030000%              $0           0.00000            $0            0.00000
      c. Class A-3 Notes                      6.120000%          $19,929,949      0.13026       $ 39,313,538       0.25695
      d. Class A-4 Notes                      6.190000%         $261,210,000      1.00000       $261,210,000       1.00000
      e. Class A-5 Notes                      5.531250%          $31,447,087      0.29950       $ 33,615,250       0.32015
      f. Class B Notes                        6.450000%          $68,820,000      1.00000       $ 68,820,000       1.00000
      g. Class C Notes (Quarterly Paying)     6.480000%          $34,410,000      1.00000       $ 34,410,000       1.00000
      h. Total                                 N.A.             $415,817,036      0.36254       $437,368,789       0.38134

Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $415,817,035.93 and the CCA Balance is $44,821,070.87.


       2.  MONTHLY PRINCIPAL AMOUNT
           a. Principal Balance of Notes                                   $437,368,789
              (End of Prior Collection Period)
           b. Contract Pool Principal Balance (End of Collection Period)   $405,460,071
           c. Monthly Principal Amount                                     $ 31,908,718

       3.  GROSS COLLECTIONS
           a. Scheduled Payments Received                                  $ 21,760,747
           b. Liquidation Proceeds Allocated to Owner Trust                $    306,300
           c. Required Payoff Amounts of Prepaid Contracts                 $  1,289,030
           d. Required Payoff Amounts of Purchased Contracts               $     --
           e. Proceeds of Clean-up Call                                    $     --
           f. Investment Earnings on Collection,
              Note Distribution and Class C Funding Accounts               $     80,946
           g. Extension Fees Allocated to Owner Trust                      $     --
           h. Total Gross Collections (sum of (a) through (g))             $ 23,437,022

       4.  DETERMINATION OF AVAILABLE FUNDS
           a. Total Gross Collections                                      $ 23,437,022
           b. Withdrawal from Cash Collateral Account                      $    837,913
           c. Total Available Funds                                        $ 24,274,936

       5.  CLASS A-5 SWAP
           a. Payment Details
              1- Class A-5 Assumed Fixed Rate                                  6.250000%
              2- Class A-5 Assumed Fixed Rate Day Count(30/360)               0.0833333
              3- Class A-5 Interest Rate (Libor + .125%)                       6.587500%
              4- Class A-5 Interest Rate Day Count(Actual/360)                0.0944444
              5- Class A-5 Principal Amount                                $ 33,615,250
           b. Net Payment Calculation
              1- Class A-5 Assumed Fixed Payment                           $    175,079
              2- Class A-5  Interest Payment                               $    209,138
              3- Net Class A-5 Swap Payment From/(To) the Trust            $    (34,059)

      6.  APPLICATION OF AVAILABLE FUNDS

          --------------------------------------------------------------------------------------------
                            ITEM                          AMOUNT          REMAINING AVAILABLE FUNDS
          --------------------------------------------------------------------------------------------
          a. Total Available Funds                                               24,274,936
          b. Servicing Fee                                 444,475               23,830,461
          c. Interest on Notes:
             i)     Class A-1 Notes                        --                    23,830,461
             ii)    Class A-2 Notes                        --                    23,830,461
             iii)   Class A-3 Notes                       200,499                23,629,962
             iv)    Class A-4 Notes                      1,347,408               22,282,554
             v)     Class A-5 Swap Net Settlement          (34,059)              22,316,612
             vi)    Class A-5 Notes                        209,138               22,107,474
             vii)   Class B Notes                          369,908               21,737,567
             viii)  Class C Funding Account                185,814               21,551,753
          d. Principal on Notes:
             i)     Class A-1 Notes                        --                    21,551,753
             ii)    Class A-2 Notes                        --                    21,551,753
             iii)   Class A-3 Notes                     19,383,589                2,168,164
             iv)    Class A-4 Notes                        --                     2,168,164
             v)     Class A-5 Notes                      2,168,164                  --
             vi)    Class B Notes                          --                       --
             vii)   Class C Funding Account                --                       --
          e. Deposit to Cash                               --                       --
             Collateral Account
          f. Amount to be applied in                       --                       --
             accordance with CCA
             Loan Agreement
          g. Balance, if any, to Equity Certificates       --                       --


      7.  ACCRUED MONTHLY PRINCIPAL AND INTEREST DEPOSITED INTO THE CLASS C FUNDING ACCOUNT

             Collection Period                             November-99       December-99
             Beginning Balance                                  0              185,814
             Principal Deposited                                0                 0
             Interest Deposited                              185,814           185,814
             Total Amount Available for Distribution         185,814           371,628
             Amount Distributed                                0                 0
             Ending Balance                                  185,814           371,628


       8.  QUARTERLY APPLICATION OF AVAILABLE FUNDS IN THE CLASS C FUNDING ACCOUNT

           ------------------------------------------------------------------------------------
                           ITEM                       AMOUNT       REMAINING AVAILABLE FUNDS
           ------------------------------------------------------------------------------------
           a. Total Available Funds                                        371,628
           b. Interest to Class C Note Holders          0                  371,628
           c. Principal to Class C Note Holders         0                  371,628

III.  INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT

      1. BALANCE RECONCILIATION

          -------------------------------------------------------------------------------------------------
                                                                                        JANUARY 18, 2000
                                           ITEM                                           PAYMENT DATE
          -------------------------------------------------------------------------------------------------
          a. Available Cash Collateral Amount (Beginning)                                 $ 46,942,144
          b. Deposits to Cash Collateral Account (II.5(f))                                $    --
          c. Withdrawals from Cash Collateral Account                                     $    837,913
          d. Releases of Cash Collateral Account Surplus                                  $  1,283,160
             (Excess, if any of (a) plus (b) minus (c) over (f))
          e. Available Cash Collateral Amount (End)                                       $ 44,821,071
             (Sum of (a) plus (b) minus (c) minus (d))
          f. Requisite Cash Collateral Amount                                             $ 44,821,071
          g. Cash Collateral Account Shortfall (Excess, if any, of (f) over (e))          $    --

       2. CALCULATION OF REQUISITE CASH COLLATERAL AMOUNT
          a. For Payment Dates from, and including, the
             December  1997 Payment Date  to,
             and including, the December 1998 Payment Date
             1) Initial Cash Collateral Amount                                            $ 83,153,171
          b. For Payment Dates from, and including, the
             November 1998 Payment Date until
             the Final Payment Date, the sum of
             1) 8.5% of the Contract Pool Principal Balance                               $ 34,464,106
             2) The Aggregate Principal Balance of the Notes
             and the Equity Certificate Balance less the                                  $ 10,356,965
             Contract Pool Principal Balance
             3) Total ((1) plus (2))                                                      $ 44,821,071
          c. Floor equal to the lesser of
             1) 2% of Cut-Off Date Contract Pool Principal                                $ 22,938,806
             Balance ($22,938,806); and
             2) the Aggregate Principal Balance of the Notes                              $ 415,817,036
          d. Requisite Cash Collateral Amount                                             $  44,821,071

       3. CALCULATION OF CASH COLLATERAL ACCOUNT WITHDRAWALS
          a. Interest Shortfalls                                                          $     --
          b. Principal Deficiency Amount                                                  $     837,913
          c. Principal Payable at Stated Maturity Date of                                 $     --
             Class of Notes or Equity Certificates
          d. Total Cash Collateral Account Withdrawals                                       837,913.43

 IV.  INFORMATION REGARDING DISTRIBUTIONS ON SECURITIES

                  ---------------------------------------------------------------------------------------------------------
                          DISTRIBUTION                CLASS A-1         CLASS A-2         CLASS A-3         CLASS A-4
                            AMOUNTS                     NOTES             NOTES             NOTES             NOTES
                  ---------------------------------------------------------------------------------------------------------
                  1. Interest Due                    $    --           $    --            $   200,499       $1,347,408
                  2. Interest Paid                   $    --           $    --            $   200,499       $1,347,408
                  3. Interest Shortfall              $    --           $    --            $    --           $    --
                  ((1) minus (2))
                  4. Principal Due                   $    --           $    --            $19,383,589       $    --
                  5. Principal Paid                  $    --           $    --            $19,383,589       $    --
                  6. Total Distribution Amount       $    --           $    0             $19,584,088       $1,347,408
                  ((2) plus (4))

                  ---------------------------------------------------------------------------------------------------------
                          DISTRIBUTION                CLASS A-5          CLASS B           CLASS C
                            AMOUNTS                     NOTES             NOTES             NOTES             TOTALS
                  ---------------------------------------------------------------------------------------------------------
                  1. Interest Due                    $  209,138        $369,908          $   --             $2,126,953
                  2. Interest Paid                   $  209,138        $369,908          $   --             $2,126,953
                  3. Interest Shortfall              $    --           $   --            $   --             $    --
                  ((1) minus (2))
                  4. Principal Due                   $2,168,164        $   --            $   --             $21,551,753
                  5. Principal Paid                  $2,168,164        $   --            $   --             $21,551,753
                  6. Total Distribution Amount       $2,377,302        $369,908          $   --             $23,678,706
                  ((2) plus (4))


  V.  INFORMATION REGARDING OTHER POOL CHARACTERISTICS

         ---------------------------------------------------------------------------------------
                                                      AS OF END OF            AS OF END OF
                         ITEM                          DECEMBER-99             NOVEMBER-99
                                                    COLLECTION PERIOD       COLLECTION PERIOD
         ---------------------------------------------------------------------------------------
      1. ORIGINAL CONTRACT CHARACTERISTICS
         a. Original Number of Contracts                 75,651                   N.A.
         b. Cut-Off Date Contract Pool               $1,146,940,285               N.A.
            Principal Balance
         c. Original Weighted Average                     46.6                    N.A.
            Remaining Term (in months)
         d. Weighted Average Original Term                53.7                    N.A.
           (in months)

      2. CURRENT CONTRACT CHARACTERISTICS
         a. Number of Contracts                          45,731                  48,261
         b. Average Contract Principal Balance           $8,866                  $8,841
         c. Weighted Average Remaining Term               27.9                    28.5

 VI.  CAPITA EQUIPMENT RECEIVABLES TRUST 1997-1 PREPAYMENT SCHEDULE

      ----------------------------------------------------         ----------------------------------------------------
      PAYMENT DATE                          SINCE ISSUE            PAYMENT DATE                          SINCE ISSUE
        PERIOD                                  CPR                  PERIOD                                  CPR
      ----------------------------------------------------         ----------------------------------------------------
       1                 December-97          -0.436%              16                   March-99            7.336%
       2                  January-98           5.709%              17                   April-99            7.666%
       3                 February-98           6.693%              18                    May-99             7.937%
       4                   March-98            6.904%              19                   June-99             7.515%
       5                   April-98            7.280%              20                   July-99             7.873%
       6                    May-98             7.462%              21                  August-99            7.940%
       7                   June-98             6.903%              22                 September-99          7.956%
       8                   July-98             7.298%              23                  October-99           7.776%
       9                  August-98            7.115%              24                 November-99           7.545%
      10                 September-98          7.118%              25                 December-99           7.700%
      11                  October-98           6.694%              25                  January-00           7.607%
      12                 November-98           6.643%
      13                 December-98           7.065%
      14                  January-99           7.152%
      15                 February-99           7.261%


VII.  PURCHASED, LIQUIDATED AND PAID CONTRACTS

         A COMPUTER LISTING OF ALL PURCHASED, LIQUIDATED AND PAID
         CONTRACTS HAS BEEN PROVIDED TO THE INDENTURE TRUSTEE.

                             Servicer's Certificate

   The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of December 3, 1997 (the "Transfer and Servicing Agreement"), among Capita Equipment Receivables Trust 1997-1, Antigua Funding Corporation, Bankers Trust Company, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible
    Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on January 18, 2000.

  This Certificate shall constitute the Servicer's Certificate as required by
 Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.


                     AT&T CAPITAL CORPORATION


                     Glenn Votek
                     -------------------------
                     Glenn Votek
                     Executive Vice President, and Treasurer